Exhibit 10.5
REPLACEMENT INTERCREDITOR AGREEMENT
(Accounts Receivable)
     THIS INTERCREDITOR AGREEMENT is made as of the 4th day of August, 2006 (the “Effective Date”), by and between AMSOUTH BANK, an Alabama state banking corporation (“AmSouth”), Diversicare Afton Oaks, LLC, a Delaware limited liability company (the “Afton Oaks Borrower”); Diversicare Pinedale, LLC, a Delaware limited liability company (the “Newport Borrower”); Diversicare Windsor House, LLC, a Delaware limited liability company (the “Windsor Borrower”); Diversicare Briarcliff, LLC, a Delaware limited liability company (the “Briarcliff Borrower”); Diversicare Hartford, LLC, a Delaware limited liability company (the “Hartford Borrower”); Diversicare Chisolm, LLC, a Delaware limited liability company (the “Chisolm Borrower”); Diversicare Hillcrest, LLC, a Delaware limited liability company (the “Hillcrest Borrower”); Diversicare Yorktown, LLC, a Delaware limited liability company (the “Yorktown Borrower”); Diversicare Lampasas, LLC: a Delaware limited liability company (the “Lampasas Borrower”); and Diversicare Assisted Living Services NC I, LLC, a Delaware limited liability company (the “NC I Borrower”) and Diversicare Assisted Living Services NC II, LLC, a Delaware limited liability company (the “NC II Borrower”; NC I Borrower and NC II Borrower are collectively known as the “Carolina Beach Borrower”), (Afton Oaks Borrower, Newport Borrower, Windsor Borrower, Briarcliff Borrower, Hartford Borrower, Chisolm Borrower, Hillcrest Borrower, Yorktown Borrower, Lampasas Borrower, and the Carolina Beach Borrower may be referred to collectively herein as, the “Borrower”), and CAPMARK FINANCE INC., a California corporation (formerly known as GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation) (the “Lender”).
R E C I T A L S
      A. (i) Lender is the present owner and holder of that certain loan (the “Note I Loan”) in the original principal amount of $22,500,000.00 made to Borrower, which Note I Loan is secured by, among other things, the following (collectively, the “Note I Security”): (i) first lien deed of trust or mortgage (collectively, the “Note I Mortgage”) with respect to each Borrower’s right, title, and interest in and to its facilities (which are more particularly described on Schedule A attached hereto (the “Note I Facilities”), including the underlying real property (the “Note I Real Property”), the improvements thereon, and all equipment, fixtures, inventory, and personal property used in connection therewith, (ii) a first lien security interest and an assignment of Borrower’s interest in all general intangibles, licenses, permits, reimbursement contracts, leases and contracts, (iii) a first lien security interest and an assignment of Borrower’s interest in all rents and leases relating to the Note I Facilities, (iv) an assignment of the management contract and subordination of management fees, and (v) a second lien security interest in accounts receivable issuing from the Note I Facilities.

     (ii) Lender is the present owner and holder of that certain Loan (the “Note II Loan”) in the original principal amount of $8,125,000 made to Borrower, which Note II Loan is secured by, among other things, the following (collectively, the “Note II Security”):
     (a) first lien deed of trust or mortgage (collectively, the “Note II Mortgage”; the Note I Mortgage, the Note II Mortgage, and the Second Mortgage, as defined below, are collectively referred to herein as the “Mortgage”) with respect to each Borrower’s right, title, and interest in and to its facilities (which are more particularly described on Schedule A attached hereto (the “Note II Facilities”; the Note I Facilities and the Note II Facilities are collectively referred to herein as the “Facilities”), including the underlying real property (the “Note II Real Property”; Note I Real Property and Note II Real Property are collectively referred to herein as the “Real Property”), the improvements thereon, and all equipment, fixtures, inventory, and personal property used in connection therewith, (b) a first lien security interest and an assignment of Borrower’s interest in all general intangibles, licenses, permits, reimbursement contracts, leases and contracts, (c) a first lien security interest and an assignment of Borrower’s interest in all rents and leases relating to the Note II Facilities, (d) an assignment of the management contract and subordination of management fees, (e) a second lien security interest in accounts receivable issuing from the Note II Facilities, (f) an assignment of the DCMS Note Receivable and the Workers’ Comp Retro Premiums (both hereinafter defined on Schedule B), and (g) a second lien deed of trust or mortgage (the “Second Mortgage”) with respect to the Borrower’s right, title, and interest in and to the Note I Facilities securing Note I Loan, including the Real Property.
     The Note I Security and the Note II Security may be referred to collectively herein as the “Security”. The Note I Loan and Note II Loan may be referred to collectively herein as the “Mortgage Loan”. The Note I Facilities and the Note II Facilities maybe referred to collectively herein as the “Facilities”. The loan agreement, as defined herein, and all other documents or instruments listed on Schedule C attached hereto and made a part hereof, and all other documents or instruments now or hereafter executed by Borrower evidencing, securing or relating to the Mortgage Loan, as herein defined, and all amendments thereto and restatements or replacements thereof, as the same may be amended from time to time, are hereinafter referred to collectively as the “Mortgage Loan Documents.” Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Mortgage Loan Documents.
     B. Pursuant to the terms of that Replacement Reduced and Modified Renewal Revolving Promissory Note executed by Diversicare Management Services, Co., a Tennessee corporation (“DMS”) as of October 29, 2004, as amended in the maximum principal amount of $2,500,000.00, as further amended and decreased to the maximum principal amount of $2,300,000.00 (the “AmSouth Priority Amount”), AmSouth will continue to provide for the benefit of DMS, Borrower and certain entities related to Borrower or Corporate Guarantor, as defined below, a secured revolving credit facility, secured by, among other things, the Accounts (as hereinafter defined) of Borrower, the guaranty of Advocat Inc., a Delaware corporation (the “Corporate Guarantor”), the Stock (as hereinafter defined) and other things as set forth in that Master Amendment to Loan Documents and Agreement executed by AmSouth, Lender and certain Debtors as defined therein on November 8, 2000 to be effective as of October 1, 2000, as subsequently amended (the “Master Amendment”). (The Replacement Reduced and Modified Renewal Revolving Promissory Note, as amended is herein referred to as the “AmSouth Note”).
     C. AmSouth and Lender executed an Intercreditor Agreement, signed by DMS, Diversicare Leasing Corp., a Tennessee corporation (“DLC”) and wholly owned subsidiary of Advocat Finance, Inc., a Tennessee corporation (“AFI”) and wholly owned subsidiary of the Corporate Guarantor, and by Corporate Guarantor, dated as of Decmeber 27, 1996, as subsequently amended (the “Original Intercreditor Agreement”), which Original Intercreditor Agreement set forth certain rights and priorities with respect to the collateral securing AmSouth’s and Lender’s respective credit accommodations to Borrower, and Subsidiaries as defined therein.
     D. Since execution of the Original Intercreditor Agreement, AmSouth’s and Lender’s respective credit accommodations have changed substantially, and the parties heretohave entered into this Replacement Intercreditor Agreement in order to agree upon, reaffirm and restate the relative rights and priorities with respect to the collateral securing their credit accommodations to Borrower.
ARTICLE I
DEFINITIONS
     Section 1.1. Certain Definitions. Words and terms defined in the Recitals of this Agreement shall have the meanings therein ascribed to them, and, in addition, the following words and terms when used herein shall have the respective meanings indicated:
          “Accounts” has the meaning set forth on Schedule B attached hereto.
          “AmSouth Accounts” means certain assets of the Borrower as set forth on attached Schedule B hereto.
          “AmSouth Loan Agreement” means the Master Amendment.
          “AmSouth Loan Documents” shall mean, collectively, the Master Amendment, all Loan Documents as defined therein, all other documents or instruments now or hereafter executed by Borrower evidencing, securing or relating to the AmSouth Note, and all amendments thereto and restatements or replacements thereof.
          “AmSouth Obligations” means the loan obligations of the Borrower as more particularly set forth in the AmSouth Note and the AmSouth Loan Documents.
          “Availability” means the maximum loan availability of DMS in the amount of the AmSouth Priority Amount.
          “Business Day” means a day, other than Saturday or Sunday and legal holidays, when AmSouth and Lender are both open for business.

          “Ceased Funding” means, with respect to the Possession Date, the date that AmSouth has notified Lender in writing that it has determined to cease making further advances under the AmSouth Loan Documents.
          “Common Collateral” has the meaning given such term in Section 2.5 hereof.
          “Default Notice” means a notice by Lender to AmSouth that an Event of Default (as defined in the Mortgage Loan Documents) exists pursuant to the Mortgage Loan Documents, a copy of which notice of Event of Default has been given to Borrower, unless Lender is prevented from giving notice to Borrower by bankruptcy or other applicable law.
          “Lender Accounts” has the meaning given such term in Section 2.2 hereof.
          “Lender Obligations” means the “Loan Obligations” as defined in the Mortgage Loan Documents.
          “Managed Health Care Plans” means, collectively, any health maintenance organization, preferred provider organization or the like.
          “Medicaid” means that certain program of medical assistance, funded jointly by the federal government and the States, for impoverished individuals who are aged, blind and/or disabled, and/or members of families with dependent children, which program is more fully described in Title XIX of the Social Security Act (42 U.S.C. §§ 1396 et seq.) and the regulations promulgated thereunder.
          “Medicare” means that certain federal program providing health insurance for eligible elderly and other individuals, under which physicians, hospitals, skilled nursing homes, home health care and other providers are reimbursed for certain covered services they provide to the beneficiaries of such program, which program is more fully described in Title XVIII of the Social Security Act (42 U.S.C. §§ 1395 et seq.) and the regulations promulgated thereunder.
          “Mortgage Loan Documents” has the meaning set forth in the Recitals hereof.
          “Patient Agreements” means collectively any and all contracts, authorizations, agreements or consents made by or on behalf of any patient or resident of the Facilities, or any other person seeking or obtaining services or Goods from Borrower, pursuant to which a Borrower provides skilled nursing care, intermediate care and/or assisted living facility, or any form of patient or residential care, as well as related services at the Facilities (as such contracts, authorizations, agreements or consents may be amended, supplemented, renewed, replaced, extended or modified from time to time). The Patient Agreements include consents to treatment and assignments of payment of benefits.
          “Payors” means and includes any and all patients or residents of the Facilities of Borrower, Managed Health Care Plans or other Third Party Payors, and all other persons or entities obligated on any Account, Document, Instrument, Chattel Paper or otherwise under any agreement for the payment or reimbursement for services rendered, Goods provided, or costs incurred by Borrower, or otherwise obligated on any indebtedness owing to Borrower.

          “Permits” means: (a) the operating licenses for the Facilities, any certificate of need, and any other license, permit, approval or certificate which from time to time, may be issued or is required to be issued by the United States, any state or local government, or any agency or instrumentality of any of the foregoing with respect to the construction, installation or operation of the Facilities or any portion or component of the Facilities, the providing of any profession or other services by the Borrower, the purchase, sale, dispensing, storage, prescription or use of drugs, medications or the like by Borrower, or any other operations or businesses of Borrower; and (b) certifications and eligibility for participation by Borrower, with respect to its operation of the Facilities and any related businesses or operations, in programs or arrangements with, or reimbursement from Third Party Payors including Medicare and Medicaid; and (c) all other licenses, permits and certificates used or useful in connection with the ownership, operation, use or occupancy of the Facilities.
          “Possession Date” means, with respect to the Facilities, the earlier to occur of the date upon which (a) Lender, or its nominee, has taken actual physical possession and control of such Facility, whether by foreclosure, deed in lieu of foreclosure, appointment of a receiver or other legal process and AmSouth has received five (5) Business Days notice thereof in accordance with Section 3.1 hereof, (b) Lender, or its nominee, has begun the operation and management of such Facility to the exclusion of the direct or indirect operation or management of such Facility by the Borrower and/or its agents and AmSouth has received five (5) Business Days notice thereof in accordance with Section 3.1 hereof, (c) sixty (60) days after Lender has given AmSouth a Default Notice with respect to an Event of Default (as defined in the Mortgage Loan Documents) which was not cured within such sixty (60) day period and AmSouth has received notice thereof in accordance with Section 3.1 hereof, (d) the date upon which all of the AmSouth Obligations have been indefeasibly paid in full and the AmSouth Loan Agreement has been terminated, or (e) the date upon which AmSouth has Ceased Funding.
          “Proceeds” means all proceeds (but specifically excluding all proceeds of insurance and condemnation) from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Accounts.
          “Secured Lenders” shall mean, collectively, Lender and AmSouth.
          “Stock” shall mean, collectively, all stock of the Corporate Guarantor, and all stock, membership or partnership interests of the Subsidiaries.
          “Subsidiaries” shall mean, collectively, DMS, the Corporate Guarantor, AFI, DLC, Advocat Ancillary Services, Inc., a Tennessee corporation (“AAS”)and wholly-owned subsidiary of DMS, Diversicare General Partner, Inc., a Texas corporation (“DGP”) and wholly-owned subsidiary of DLC, First American Health Care, Inc., an Alabama corporation (“FAHC”) and wholly-owned subsidiary of DLC, Diversicare Leasing Corp. of Alabama, an Alabama corporation (“DLCA”) and wholly-owned subsidiary of DLC, Advocat Distribution Services, Inc.., a Tennessee corporation (“ADS”) and wholly-owned subsidiary of DMS, Diversicare Assisted Living Services, Inc., a Tennessee corporation (“DALS”) and a wholly-owned subsidiary of AFI, Diversicare Assisted Living Services, NC, LLC, a Tennessee limited liability company formed by DMS and DALS (“DALS-NC”), Sterling Health Care Management, Inc., a Kentucky corporation (“SHCM”) and wholly-owned subsidiary of DLC, and any and all other entities subsidiaries of the Borrower, DMS, DLC or any entity herein named, formed subsequent to the execution of this Agreement.
          “Third Party Payors” means any and all Managed Health Care Plans, private insurers, Blue Cross and/or Blue Shield plans, employee medical expense assistance programs, programs established, maintained and/or administered by any federal, state or local governmental authority (including, without limitation, Medicare and Medicaid programs), and other similar third party payors.
     The following terms shall have the same respective meanings as are given to those terms in the Uniform Commercial Code of the State of California, as amended: “Chattel Paper”, “Contracts”, “Contract Rights”, “Documents”, “General Intangibles”, “Goods”, “Instruments.” Without limiting the foregoing, the following kinds and types of property to the extent related to the Facilities shall be included within the definition of “General Intangibles”:
     (a) Permits, Patient Agreements, Provider Agreements and all other agreements (whether now existing or hereafter made) between any of the Borrower and any Third Party Payor relating to any rights of any Borrower or to payment and/or reimbursement from, or claims of Borrower against, any Third Party Payor;
     (b) All franchises, sub franchises, rights to distribute, sales agencies, licenses, permits, leases, rights to indemnification, rights as insured, including the right to be provided a defense, warranty rights, concessions and concession rights, customer lists, yellow page or trade journal listing, telephone numbers, and any and all other property or rights necessary, convenient, or proper with respect to the continued operation of the business of Borrower as now or hereafter conducted by any of the Borrower with respect to the operation or use of the Facilities;
     (c) All patents and patent applications, together with the right to sue for past, present, and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof and all improvements thereon;
     (d) All trademarks, trade names, and trade secrets, together with the right to sue for past, present, and future violations corresponding thereto, and all good will associated therewith; and
          All copyrights, together with the right to sue for past, present, or future violations or infringements of rights of the copyrights, and all renewals, extension and continuations thereof.
     Section 1.2. Singular terms shall include the plural forms and vice versa, as applicable, of the terms defined.

     Section 1.3. Terms contained in this Agreement shall, unless otherwise defined herein or unless the context otherwise indicates, have the meanings, if any, assigned to them by Uniform Commercial Code in effect in the State of Tennessee.
     Section 1.4. All accounting terms used in this Agreement shall be construed in accordance with general accounting principles, except as otherwise defined.
     Section 1.5. All references to other documents or instruments shall be deemed to refer to such documents or instruments as they may hereafter be extended, renewed, modified or amended and all replacements and substitutions therefor.
     Section 1.6. Upon execution of this Agreement, the Original Intercreditor Agreement shall be terminated.
ARTICLE II
INTERCREDITOR AGREEMENT
     Section 2.1. Relative Security Interests in the Accounts. The rights and priorities in the Accounts described herein between the Secured Lenders shall be as set forth in this Agreement irrespective of: (a) the validity of any security interest of either of the Secured Lenders in any or all of the Accounts, (b) whether and in what order the security interests of the Secured Lenders in the Accounts were perfected, (c) the provisions of applicable law (bankruptcy or otherwise), or (d) which of the Secured Lenders has possession of the Accounts.
     Section 2.2. Rights in the Accounts and Related Collateral.
          (a) AmSouth Accounts. Except as provided in Section 2.2(b) below, AmSouth and Lender agree that at all times, whether before, during or after the pendency of any bankruptcy, reorganization or other insolvency proceeding, and notwithstanding the priorities that ordinarily would result under the Uniform Commercial Code as enacted in each and every applicable jurisdiction, and as amended from time to time, and other applicable law for the order of granting or perfecting of any security interests referred to herein, AmSouth shall have a first and prior security interest in, upon and to the AmSouth Accounts, and if AmSouth has advanced funds pursuant to the terms of the AmSouth Note within ninety (90) days immediately preceding the Possession Date (collectively, the “Prepossession Advance”), AmSouth shall have a first and prior security interest in, upon and to any Accounts which accrue or arise after the Possession Date but only up the total amount of the Prepossession Advance, and Lender shall have a second priority security interest in such AmSouth Accounts or Accounts. AmSouth shall have no interest in any collateral securing the Mortgage Loan Documents or any tangible or intangible property of Borrower or Corporate Guarantor other than the Accounts and Common Collateral to the extent described herein, and the Stock.
          (b) Lender Accounts. AmSouth and Lender agree that at all times, whether before, during or after the pendency of any bankruptcy, reorganization or other insolvency proceeding, and notwithstanding the priorities that ordinarily would result under the Uniform Commercial Code as enacted in each and every applicable jurisdiction, and as amended from time to time, and other applicable law for the order of granting or perfecting of any security interests referred to herein, on and after the Possession Date, Lender shall have a first priority security interest in all of Borrower’s future Accounts, arising on or after a Possession Date (except that AmSouth shall have a first lien on future Accounts arising or accruing after the Possession Date but only up to the total amount of the Prepossesion Advance and such Accounts shall not be considered “Lender Accounts” as defined below), and thereafter acquired or arising and any and all additions and accessions to any of the foregoing, and any and all replacements, products and Proceeds of any of the foregoing (“Lender Accounts”). Subject to Section 2.3(a), on and after the Possession Date, AmSouth shall have a second priority security interest in such Lender Accounts until such time as the AmSouth Obligations are paid in full or AmSouth’s rights are terminated in accordance with Section 2.3(c) herein. AmSouth and Borrower covenant and agree that, for so long as the AmSouth Obligations remain outstanding, the Availability shall not be increased and the Maturity Date of the AmSouth Note, which date is January 29, 2008, shall not be extended, without Lender’s prior written consent.
          (c) General Intangibles, Contract Rights and Agreements. Until such time as Lender has received payment in full of all Lender Obligations, Lender shall hold a first priority security interest in and to all of the General Intangibles and Contract Rights of the Borrower, including, but not limited to, all Patient Agreements, Permits and Provider Agreements, and the Proceeds and products thereof; provided; however, that to the extent any such Proceeds or products, or any other payments derived from such General Intangibles or Contract Rights are inextricably related to the collection of AmSouth Accounts, then the same shall be deemed to be AmSouth Accounts, and the relative interest of Lender and AmSouth shall be determined in accordance with Sections 2.2(a) and 2.2(b) hereof. Notwithstanding anything herein to the contrary, AmSouth Accounts shall not include any Permits related to the operation of the Facilities, and AmSouth shall have no right to transfer, sell, convey or otherwise affect the Permits related to the operation of the Facilities.
     Section 2.3. Release of Security Interest.
          (a) Upon receipt by AmSouth of payment in full of all AmSouth Obligations and termination of the AmSouth Loan Documents, AmSouth will notify Lender of such event in accordance with Section 3.1 below, and AmSouth, at Borrower’s expense, will execute any and all termination statements, UCC-3 amendments or releases (as applicable) to fully effectuate AmSouth’s release and extinguishment of its security interest in the AmSouth Accounts, Accounts, Lender Accounts, Common Collateral and the Stock.
          (b) Notwithstanding anything to the contrary contained herein or in the Mortgage Loan Documents, if any AmSouth Accounts are sold, transferred or conveyed or otherwise disposed of: (i) as permitted under the AmSouth Loan Documents, or (ii) as otherwise consented to by AmSouth and Borrower, or (iii) in conjunction with the exercise of AmSouth’s rights and remedies under the AmSouth Loan Documents, then, subject to the terms of this Agreement, Lender shall and hereby agrees to release any and all rights to and interests in such AmSouth Accounts (but not to the Proceeds thereof to the extent set forth in the last sentence of this Section 2.3(b)), and such AmSouth Accounts shall be transferred free and clear of all liens and security interests (including the lien of Lender). Lender shall execute such release documents as AmSouth may request, from time to time, to effectuate the terms hereof. To the extent that the Proceeds of any such sale of AmSouth Accounts exceed the AmSouth Obligations, then any such excess shall be delivered to Lender (to the extent that Lender is otherwise entitled thereto in accordance with the Mortgage Loan Documents and/or applicable law).
     Section 2.4. Collection of Accounts.
          (a) Until such time as the AmSouth Obligations have been indefeasibly paid in full and the AmSouth Loan Documents have been terminated, Lender shall immediately deliver to AmSouth any payment it receives with respect to the AmSouth Accounts in precisely the same form received (but with the endorsement of Lender receiving the same where necessary) for application in reduction of the AmSouth Obligations, and agrees that until so delivered, the payment shall be held in trust for AmSouth as the property of AmSouth. Until the AmSouth Obligations are indefeasibly paid in full, Lender agrees that it will not institute any legal proceeding against Borrower with respect to any AmSouth Accounts or otherwise enforcing or exercising rights in the AmSouth Accounts for all or part of any amount due under the Mortgage Loan Documents. Any Proceeds received by Lender in excess of an amount necessary to satisfy in full the Lender Obligations shall otherwise be held by Lender in trust for AmSouth and remitted to AmSouth (to the extent that AmSouth is otherwise entitled thereto in accordance with the AmSouth Loan Documents and applicable law). Until all of the Lender Obligations are indefeasibly paid in full, AmSouth agrees that it will not institute any legal proceeding against Borrower with respect to any Lender Accounts or otherwise enforcing or exercising rights in the Lender Accounts for all or part of any amount due under the AmSouth Loan Documents.
          (b) At Lender’s option, at any time subsequent to the Possession Date, Lender may pay or cause to be paid the AmSouth Obligations to AmSouth. If Lender pays the AmSouth Obligations, Lender shall have a first priority security interest in and lien on all of the AmSouth Accounts and the Common Collateral, and AmSouth will execute and deliver to Lender releases and satisfactions of its security interests in all Accounts, Common Collateral and the Stock. In the event AmSouth fails to file such release and satisfaction within thirty (30) days after Lender’s written demand therefor, Lender is hereby authorized to file in AmSouth’s name, any releases and satisfactions necessary to effectuate the release contemplated hereby, and Lender will provide to AmSouth a copy of such release. AmSouth hereby constitutes and appoints Lender its true and lawful attorney-in-fact, with full power of substitution in the premises, to exercise such rights. This power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable so long as any of the Lender Obligations are outstanding. If Lender pays the AmSouth Obligations, Borrower agrees such payment, together with interest thereon at the interest rate set forth in the Mortgage Loan Documents, from the date paid, shall be a debt owing, jointly and severally, by Borrower to Lender and shall, together with all costs of collection, be secured by all of the Accounts and other Lender Collateral, and all such indebtedness, interest thereon and costs of collection, if any, shall be due and payable promptly on demand by Lender.
          (c) Subject to the limitations set forth in this Agreement, Lender agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to AmSouth with respect to the AmSouth Accounts, the Accounts that accrue subsequent to the Possession Date up to the total amount of any Preposession Advance made by AmSouth, and the Stock, or the validity or effectiveness of the subordinate liens and security interests of AmSouth with respect to the Lender Accounts, under and in connection with the AmSouth Loan Documents or related agreement between AmSouth and Borrower. Lender further agrees that AmSouth’s lien and security interest in the AmSouth Accounts, and the Accounts that accrue subsequent to the Possession Date up to the total amount of any Preposession Advance made by AmSouth, and the Stock, at all times while any AmSouth Obligations or the AmSouth Priority Amount are owing from Borrower to AmSouth shall be superior and prior to the liens and security interests granted to Lender pursuant to the Mortgage Loan Documents (which liens and security interests of Lender shall be subject and inferior to those of AmSouth) in such AmSouth Accounts, Accounts or Stock, irrespective of the time, order or method of attachment or perfection of AmSouth’s and Lender’s liens and security interests, or the filing of financing statements or the taking of possession of the AmSouth Accounts, or any portion thereof.
          (d) Subject to the limitations set forth in this Agreement, AmSouth agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Lender with respect to the Lender Accounts that accrue or arise from and after the Possession Date, or the validity or effectiveness of the subordinate liens and security interests granted to Lender with respect to the AmSouth Accounts that accrued before the Possession Date, under and in connection with the Mortgage Loan Documents, or any amendment, extension or replacement thereof or related agreements in favor of Lender. Borrower further agrees that Lender’s lien and security interest in the Lender Accounts which accrue or arise from and after the Possession Date, at all times while any indebtedness or other obligations are owing to Lender that are secured by such Lender Accounts, shall be superior and prior to the liens and security interests granted to AmSouth pursuant to the AmSouth Loan Documents (which liens and security interests of AmSouth shall be subject and inferior to those of Lender), in such Lender Accounts, irrespective of the time, order or method of attachment or perfection of AmSouth’s and Lender’s liens and security interests, or the filing of financing statements or the taking of possession of the AmSouth Accounts, or any portion thereof.
          (e) No sale or other disposition of AmSouth Accounts by or at the direction of AmSouth in an aggregate amount in excess of the AmSouth Priority Amount may be made at a discounted price (i.e., for less than the present value of the AmSouth Accounts using a discount rate of 10%) without first providing written notice to Lender accompanied by a term sheet or summary of written terms from a prospective third party purchaser of such AmSouth Accounts, and offering Lender a period of ten (10) business days within which to purchase such AmSouth Accounts on the same terms. In the event Lender purchases such AmSouth Accounts (which it shall have no obligation to purchase), AmSouth agrees that upon receipt of the purchase price (x) all such AmSouth Accounts, all liens or security interests therein, and all Proceeds thereof, shall be assigned by AmSouth to Lender.
     Section 2.5. Rights in the Collateral. AmSouth and Lender acknowledge that the books and records of Borrower relating to the Accounts (including but not limited to electronic records and related software and related computer equipment) may be included among the collateral for both the AmSouth Loan and the Mortgage Loan (the “Common Collateral”). As to the Common Collateral, Lender agrees that AmSouth’s security interest shall be prior to that of Lender prior to the Possession Date, but AmSouth agrees, in the exercise of Lender’s security interest, to allow Lender to have reasonable access to the Common Collateral in AmSouth’s possession and will, upon Lender’s request and upon payment of AmSouth’s actual out-of-pocket costs, provide copies of all Common Collateral to Lender. Within five (5) Business Days after the Possession Date, AmSouth shall turn over to Lender all Common Collateral in AmSouth’s possession. After the Possession Date, Lender shall have a first priority security in and to the Common Collateral pursuant to the terms of Section 2.4 (b).
     Section 2.6. Access to the Facilities. AmSouth acknowledges that among other Security, Lender holds a first lien mortgage on the Facilities, including the premises upon which the Accounts and Common Collateral may be located. Lender agrees that if it or its nominee should acquire possession of the Facilities, it will allow AmSouth reasonable access to the Facilities, Accounts and Common Collateral, at AmSouth’s cost and expense, after Lender or its nominee attains possession thereof for the purpose of examining and copying the records relating to the Accounts and pursuing collection thereof, and no such possession of the Facilities shall affect the relative priorities of Secured Lenders as set forth herein with respect to Accounts and Common Collateral.
     Section 2.7. Agreement to Give Notice of Default.
          (a) AmSouth agrees to send Lender a copy of any notice of default given to Borrower under the AmSouth Loan Documents simultaneously with AmSouth giving of such notice to Borrower (provided that failure of AmSouth to provide such notice of default shall not create or result in any liability of AmSouth to Lender), and Lender shall have the right (but not the obligation) to cure such default within any grace or cure period provided to Borrower under the AmSouth Loan Documents. The giving of such notice of default shall not affect the relative rights of the parties under this Agreement.
          (b) Lender agrees to send AmSouth a copy of any Default Notice given to Borrower under the Mortgage Loan Documents simultaneously with Lender’s giving of such notice to Borrower (provided that failure of Lender to provide such notice of default shall not create or result in any liability of Lender to AmSouth), and AmSouth shall have the right (but not the obligation) to cure such default within any grace or cure period provided to Borrower under the Mortgage Loan Documents. The giving of the Default Notice shall not affect the relative rights of the parties under this Agreement except as otherwise set forth herein.
ARTICLE III
MISCELLANEOUS
     Section 3.1. Notices etc. Any notice or other communication required or permitted to be given by this Agreement or by applicable law shall be in writing and shall be deemed received, with confirmation of receipt or delivery by such carrier or courier: (a) on the date delivered, if sent by hand delivery (to the person or department if one is specified below) or by facsimile (provided that such facsimile transmission is confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section), or (b) one (1) Business Day following the date deposited with Federal Express or other reputable national overnight carrier, and in each case addressed as follows:

If to AmSouth:	Tim McCarthy, Sr., Vice President
AmSouth Bank
315 Deaderick Street
Nashville, TN 37219

with a copy to:

Marcy S. Hardee, Attorney
Gullett, Sanford, Robinson & Martin, PLLC
315 Deaderick Street, Suite 1100
P.O. Box 198888
Nashville, TN 37219-8888

If to Lender:	Capmark Finance Inc.
200 Witmer Road
P.O. Box 1015
Horsham, PA 19044-0809
Attn: Servicing Account Manager
Fax: (215) 328-3620

and

Capmark Finance Inc.
2801 Highway 280 South, Suite 305
Birmingham, AL 35223
Attn: Laura York McDonald

with a copy to:

Shannon B. Lisenby, Esquire
Bradley Arant Rose & White llp
One Federal Place
1819 Fifth Avenue North
Birmingham, AL 35203-2119

If to Borrower:	Advocat Inc.
1621 Galleria Blvd.
Brentwood, TN 37027-2926
Attn: R. Glynn Riddle

with a copy to:
          Any party may change its address to another single address by notice given as herein provided, except any change of address notice must be actually received in order to be effective. If the notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.
     Section 3.2. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective legal representatives, successors and assigns.
     Section 3.3. Separability. If any provision of this Agreement be deemed invalid or unenforceable as contrary to applicable law, the parties hereto agree that such provision shall automatically be deemed to be reformed as to be consistent with applicable law.
     Section 3.4. Amendments. This Agreement may not be amended or modified except by a written instrument signed by the parties hereto.
     Section 3.5. Relation of Parties. This Agreement is entered into solely for the purposes set forth in the Recitals above, and, except as is expressly provided otherwise herein, no party to this Agreement assumes any responsibility to the other party regarding the financial condition of the Borrower or any other party regarding any Accounts of the Borrower or of any property of Borrower or any other circumstances bearing upon the risk of non-payment of the obligations of Borrower to the parties hereto. Lender and AmSouth each shall be responsible for maintaining its relationship with the Borrower, and no party shall be deemed the agent of any other party for any purpose.
     Section 3.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.
     Section 3.7. Miscellaneous.
          (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee.
          (b) Borrower agrees to pay all reasonable costs and expenses now or hereafter incurred by AmSouth and Lender in connection with the preparation, execution, recording and/or enforcement of this Agreement, including, without limitation, all taxes, recording fees and reasonable attorneys’ fees and expenses.
          (c) At the option of Lender, the failure by the Borrower or AmSouth to act in all respects in conformity with the requirements of this Agreement shall constitute an “Event of Default” under each of the Mortgage Loan Documents. At the option of AmSouth, the failure by the Borrower or Lender to act in all respects in conformity with the requirements of this Agreement shall constitute an “Event of Default” under each of the AmSouth Loan Documents.
     Section 3.8. Related Documents. AmSouth and Lender hereby acknowledge that in the event of any conflict between this Agreement and the AmSouth Loan Documents and/or the Mortgage Loan Documents, the provisions of this Agreement shall govern and control the relative rights and priorities of the Secured Lenders with respect to the AmSouth Accounts and

Lender Accounts. Borrower hereby agrees to provide Lender with a fully signed copy of the AmSouth Loan Documents and all amendments thereto upon request by Lender.
     Section 3.9. Authorized Signatories. Borrower, AmSouth and Lender and their undersigned representatives respectively represents and warrant that they have the full power and authority to execute and deliver this Agreement and that this Agreement constitutes the valid and binding obligations of such respective parties enforceable in accordance with its terms.
     Section 3.10. Termination of this Agreement. The subordinations, agreements, and priorities set forth in this Agreement shall remain in full force and effect until the AmSouth Loan or the Mortgage Loan, as the case may be, have been paid and satisfied in full and any commitments to lend by AmSouth and Lender, respectively, have been terminated.
     Section 3.11. No Third Party Beneficiaries. This Agreement and the terms and provisions hereof are solely for the benefit of Lender and AmSouth and shall not benefit any other person, including, but not limited to, Borrower, Corporate Guarantor, guarantors or any affiliates of any such parties. Nothing in this Agreement is intended to affect, limit, alter or in any way diminish the security interests or mortgage liens which AmSouth or Lender hold in the assets of Borrower or any other party insofar as the rights of Borrower, or such other parties are concerned. Lender and AmSouth specifically reserve any and all of their respective rights, security interests and mortgage liens and right to assert security interests and mortgage liens against the Borrower or other parties.
     Section 3.12. Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT THAT ANY OF THEM MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE EXERCISE OF ANY PARTY’S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES HERETO AGREE THAT ANY PARTY MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE PARTIES HERETO TO IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT TO THE PARTIES TO ENTER INTO THIS AGREEMENT, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN THE PARTIES HERETO SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement intending to be an instrument under seal. This Agreement may be executed and delivered in counterparts.
[SIGNATURES ON FOLLOWING PAGES]

AMSOUTH: AMSOUTH BANK, an Alabama state banking corporation
By:	/s/ Tim McCarthy
Tim McCarthy, Sr. Vice President

LENDER: CAPMARK FINANCE INC., a California corporation, f/k/a GMAC Commercial Mortgage Corporation
By:	/s/ Laura Y. McDonald
Name:	Laura Y. McDonald
Title:	Senior Vice President

BORROWER: AFTON OAKS BORROWER: DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company
By:	/s/ Glynn Riddle
Its:	CFO

NEWPORT BORROWER: DIVERSICARE PINEDALE, LLC, a Delaware limited liability company
By:	/s/ Glynn Riddle
Its:	CFO

WINDSOR BORROWER: DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company
By:	/s/ Glynn Riddle
Its:	CFO

BRIARCLIFF BORROWER: DIVERSICARE BRIARCLIFF, LLC, a Delaware limited liability company
By:	/s/ Glynn Riddle
Its:	CFO

HARTFORD BORROWER: DIVERSICARE HARTFORD, LLC, a Delaware limited liability company
By:	/s/ Glynn Riddle
Its:	CFO

CHISOLM BORROWER: DIVERSICARE CHISOLM, LLC, a Delaware limited liability company
By:	/s/ Glynn Riddle
Its:	CFO

HILLCREST BORROWER: DIVERSICARE HILLCREST, LLC, a Delaware limited liability company
By:	/s/ Glynn Riddle
Its:	CFO

YORKTOWN BORROWER: DIVERSICARE YORKTOWN, LLC, a Delaware limited liability company
By:	/s/ Glynn Riddle
Its:	CFO

LAMPASAS BORROWER: DIVERSICARE LAMPASAS, LLC, a Delaware limited liability company
By:	/s/ Glynn Riddle
Its:	CFO

CAROLINA BEACH BORROWER: DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company
By:	/s/ Glynn Riddle
Its:	CFO

DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company
By:	/s/ Glynn Riddle
Its:	CFO

CORPORATE GUARANTOR: ADVOCAT INC., a Delaware corporation
By:	/s/ Glynn Riddle
Its:	CFO